UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934
                      (Amendment No. [ ])

Filed by the Registrant    [X ]
Filed by a Party other than the Registrant    [  ]


Check the Appropriate Box:

[  ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[  ] Definitive Proxy Statement

[A ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


      -----------------------------------------------------
                   PENN VIRGINIA CORPORATION
      -----------------------------------------------------
        (Name of Registrant as Specified in Its Charter)



      -----------------------------------------------------

      ------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which
         transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
         O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

VOTING CARD

                            PENN VIRGINIA CORPORATION
                           One Radnor Corporate Center
                         Suite 200, 100 Matsonford Road
                           Radnor, Pennsylvania 19087

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints A. James Dearlove, Steven W. Tholen and Nancy M. Snyder as Proxies, and each or any of them, with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Common Stock of Penn Virginia Corporation (the "Company") held of record by the undersigned on March 5, 1999 at the Annual Meeting of Shareholders to be held on May 4, 1999 or any adjournment thereof.

      This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the nominees for Director and FOR Proposals 2 and 3.

                  (To Be Completed and Signed on Reverse Side.)

A  [X] Please mark your votes as in this example using dark ink only.

                            WITHHOLD
1.  ELECTION OF      FOR    AUTHORITY
    DIRECTORS       [   ]     [   ]      Nominees: Richard A. Bachmann
                                                   Lennox K. Black
                                                   John D. Cadigan
                                                   A. James Dearlove
                                                   Robert Garrett
                                                   Peter B. Lilly
                                                   Marsha Reines Perelman
                                                   Joe T. Rye
                                                   John A. H. Shober
                                                   Frederick C. Witsell, Jr.

     WITHHELD FOR: (Write that nominee's name in the space provided below.)


     ----------------------------------------




2.  1999 Plan                        FOR       AGAINST    ABSTAIN
                                    [    ]     [    ]     [    ]


3.  Amendment to Director Plan      [    ]     [    ]     [    ]


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment, postponement or continuation thereof.




____________________________________  Date _____________, 1999,
            SIGNATURE

____________________________________  Date _____________, 1999
    SIGNATURE IF HELD JOINTLY


NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian give full title. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.